SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2018

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2018, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Waste Management, Inc. (the “Company”) granted equity awards under the Company’s 2014 Stock Incentive Plan to each of the Company’s currently-serving named executive officers and the Company’s principal financial officer elected in 2017 (collectively, the “Executives”).

Each of the Executives, which includes James C. Fish, Jr., President and Chief Executive Officer; Devina A. Rankin, Senior Vice President and Chief Financial Officer; James E. Trevathan, Jr., Executive Vice President and Chief Operating Officer; Jeff M. Harris, Senior Vice President — Operations and John J. Morris, Jr., Senior Vice President — Operations, received performance share units and stock options. The number of performance share units granted to each of the Executives is as follows: Mr. Fish — 55,172; Ms. Rankin — 15,632; Mr. Trevathan — 20,414; Mr. Harris — 22,298 and Mr. Morris — 16,552. The material terms of the performance share units are described below.

Performance Share Units

Performance Calculation Date (“PCD”)

As of December 31, 2020; award (if any) paid out after completion of the audit of the Company’s 2020 year-end financial statements and certification by the Committee of actual level of achievement (“payment date”).

Performance Measure

50% of the PSUs will have an adjusted free cash flow performance measure, and 50% of the PSUs will have a total shareholder return relative to the S&P 500 performance measure, in each case as set forth in the award agreement filed as an exhibit hereto.

Range of Possible Awards	0 — 200% of targeted amount, plus accrued dividend equivalents, based on actual results achieved.

Termination of Employment Death or Disability before PCD	Payable in full on payment date based on actual results as if participant had remained an active employee through PCD.

Involuntary Termination for Cause or Voluntary Resignation before PCD	Immediate forfeiture.

Involuntary Termination other than for Cause before PCD	Payable on payment date based on actual results, prorated based on portion of performance period completed prior to termination of employment.

Retirement (as defined in the award agreement) before PCD

If Retirement occurs on or after December 31, 2018, payable in full on payment date based on actual results as if participant had remained an active employee through PCD. If Retirement occurs before December 31, 2018, payable on payment date based on actual results, prorated based on the number of days worked during 2018 (the first year of the performance period) divided by 365.

Change in Control before PCD

Performance measured prior to the change in control and paid on prorated basis on actual results achieved up to such date. Thereafter, participant also generally receives a replacement award of restricted stock units in the successor entity generally equal to the number of PSUs that would have been earned had no change in control occurred and target performance levels had been met from the time of the change of control through December 31, 2020, adjusted for any conversion factors in the change in control transaction. The new restricted stock units in the successor entity would vest on December 31, 2020.

The Committee also granted stock options to the Executives to purchase the following number of shares of the Company’s common stock:  Mr. Fish — 98,684; Ms. Rankin — 27,961; Mr. Trevathan — 36,513; Mr. Harris — 29,605 and Mr. Morris — 29,605. The material terms of the stock options are described below.

Stock Options

Vesting Schedule	25% on first anniversary; 25% on second anniversary; and 50% on third anniversary.

Term	10 years from date of grant.

Exercise Price	Fair Market Value on date of grant - $85.34.

Termination of Employment

Death or Disability	All options immediately vest and remain exercisable for one year, but in no event later than the original term.

Qualifying Retirement	Continued vesting and exercisability for three years, but in no event later than the original term.

Involuntary Termination other than for Cause or Voluntary Resignation	All vested options remain exercisable for 90 days, but in no event later than the original term.

Involuntary Termination for Cause	All options are forfeited, whether or not exercisable.

Involuntary Termination or Resignation for Good Reason following a Change in Control	All options immediately vest and remain exercisable for three years, but in no event later than the original term.

                                                The form of award agreement for the equity awards granted to Messrs. Fish, Trevathan, Harris and Morris and Ms. Rankin is filed as Exhibit 10.1 to this report.  The descriptions of the material terms of the awards are qualified in their entirety by reference to the award agreement, incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2018, the Board of Directors amended and restated the Company’s by-laws (the “Amended and Restated By-laws”)  to include a new Section 11.7, which provides that, unless the Company consents to the selection of an alternative forum in writing, Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the Company to the Company or its stockholders; (iii) any action asserting a claim pursuant to any provision of the Delaware General Corporation Law (“DGCL”) or the Company’s certificate of incorporation or by-laws or as to which the DGCL confers jurisdiction upon the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim governed by the internal affairs doctrine.   The Amended and Restated By-laws provide that any person or entity purchasing, otherwise acquiring or retaining any interest in shares of capital stock of the Company are deemed to have notice of and to have consented to Section 11.7.

The above description is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

3.2	Amended and Restated By-Laws of Waste Management, Inc. as of February 19, 2018

10.1	Form of 2018 Senior Leadership Team Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: February 23, 2018	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and Chief Legal Officer